SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


                    Date of Report: September 28, 1999


                                USX Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                   1-5153                 25-0996816
    ---------------              ------------          -------------------
    (State or other              (Commission            (IRS Employer
    jurisdiction of              File Number)          Identification No.)
    incorporation)

    600 Grant Street
    Pittsburgh, Pennsylvania                                15219-4776
    ----------------------------------------------------------------------
    (Address of principal executive offices)                (Zip Code)


    Registrant's telephone number including area code: (412) 433-1121


                               Not Applicable
    ----------------------------------------------------------------------
       (Former name or former address, if changed since last report)



Item 5.  Other Events.

            On September 28, 1999, the Board of Directors of USX Corporation (the "Company") approved the extension of the benefits afforded by the Company's existing rights plan by adopting a new stockholder rights plan. The new plan, like the existing plan, is intended to deter coercive or partial offers which will not provide fair value to all stockholders and enhance the Board's ability to represent all stockholders and thereby maximize stockholder values.

            Pursuant to the new Rights Agreement between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, (i) one USX-U.S. Steel Group Right (a "Steel Right") will be issued for each outstanding share of USX-U.S. Steel Group Common Stock ("Steel Stock") and (ii) one USX-Marathon Group Right (a "Marathon Right" and, together with the Steel Rights, the "Rights") will be issued for each share of USX-Marathon Group Common Stock ("Marathon Stock" and, together with the Steel Stock, the "Voting Stock") to stockholders of record at the close of business on October 9, 1999, the day the existing rights will expire. Each of the new Rights will entitle the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Preferred Stock, without par value, of the Company, at a price of $110 per one one-hundredth of a share, subject to adjustment. The Rights generally will not become exercisable unless and until, among other things, any person acquires 15% or more of the voting power of the outstanding Voting Stock. Like the existing plan, the new rights plan contains a "qualifying offer" feature that exempts fully financed all-cash tender offers for all outstanding Voting Stock that satisfy certain defined conditions. The new Rights are redeemable under certain circumstances at $.01 per Right and will expire, unless earlier redeemed or extended, on October 9, 2009.

            The description and terms of the new Rights are set forth in the 1999 Rights Agreement, a copy of which is filed herewith and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.   Exhibit
-----------   -------
    4         Rights Agreement, dated as of September 28, 1999, between USX
              Corporation and ChaseMellon Shareholder Services, L.L.C., as
              Rights Agent, which includes as Exhibit A thereto, a Summary of Rights to Purchase Preferred Stock and as Exhibit B thereto, the Form of Rights Certificate.




                                 SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      USX CORPORATION


                                      By: /s/ Kenneth L. Matheny
                                          ____________________________
                                          Name: Kenneth L. Matheny
                                          Title:Vice President & Comptroller



Date: September 28, 1999




                             INDEX TO EXHIBITS


  Exhibit No.    Exhibit                                               Page
  -----------    -------                                               ----
       4         Rights Agreement, dated as of September 28, 1999,
                 between USX Corporation and ChaseMellon Shareholder
                 Services, L.L.C., as Rights Agent, which includes as Exhibit A thereto, a Summary of Rights to Purchase Preferred Stock and as Exhibit B thereto, the Form of Rights Certificate.